UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No. _____)

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Wayne Savings Bancshares, Inc.

(Name of Registrant as Specified in Its Charter)

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April 21, 2014

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Wayne Savings Bancshares, Inc. The annual meeting will be held at the Greenbriar Conference Centre located at 50 Riffel Road, Wooster, Ohio, on Thursday, May 22, 2014 at 10:00 a.m., local time.

At the annual meeting, you will be asked to elect two (2) directors for a three-year term, provide your advisory vote on executive compensation and ratify the appointment of BKD LLP as our independent registered public accounting firm for the fiscal period ending December 31, 2014. Each of these matters is more fully described in the accompanying materials.

The board of directors of Wayne Savings has determined that the matters to be considered at the annual meeting are in the best interest of Wayne Savings and our stockholders. For the reasons set forth in the proxy statement, the board of directors unanimously recommends a vote "FOR" each matter to be considered.

It is very important that you be represented at the annual meeting regardless of the number of shares you own or whether you are able to attend the meeting in person. We urge you to mark, sign, and date your proxy card today and return it in the envelope provided, even if you plan to attend the annual meeting. This will not prevent you from voting in person at the annual meeting, but will ensure that your vote is counted if you are unable to attend.

If you would like to obtain directions to be able to attend the Annual Meeting in person, please contact our Corporate Secretary at stewartfitzgibbon@waynesavings.com or by calling 330-264-5767.

Your continued support of Wayne Savings Bancshares, Inc. is sincerely appreciated.

Sincerely,

Rod C. Steiger
President and Chief Executive Officer

Wayne Savings Bancshares, Inc.

151 North Market Street

Wooster, Ohio 44691

(330) 264-5767

____________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held on May 22, 2014

____________________

Our 2014 annual meeting of stockholders will be held at the Greenbriar Conference Centre located at 50 Riffel Road, Wooster, Ohio, on Thursday, May 22, 2014 at 10:00 a.m., local time, for the following purposes, all of which are more completely set forth in the accompanying Proxy Statement:

(1)	To elect two (2) directors for a three-year term, and until their successors are elected and qualified;

(2)	To advise on executive compensation;

(3)	To ratify the appointment of BKD LLP as our independent registered public accounting firm for the fiscal period ending December 31, 2014; and

(4)	To transact such other business as may properly come before the meeting or at any adjournment thereof. We are not aware of any other such business.

Our stockholders of record as of the close of business on April 2, 2014, the voting record date, are entitled to notice of and to vote at the annual meeting and at any adjournment of the annual meeting.

By Order of the Board of Directors

H. Stewart Fitz Gibbon III
Corporate Secretary

Wooster, Ohio

April 21, 2014

Important Notice Regarding the Availability of Proxy Materials

For the Shareholder Meeting to be Held on May 22, 2014

This proxy statement and the annual report to shareholders on Form 10-K are available at:

http://www.cfpproxy.com/5542

You are cordially invited to attend the annual meeting. For directions, please contact our Corporate Secretary at stewartfitzgibbon@waynesavings.com or call 330-264-5767. It is important that your shares be represented regardless of the number you own. Even if you plan to be present, you are urged to complete, sign, date and return the enclosed proxy card promptly in the envelope provided. If you attend the meeting, you may vote either in person or by proxy. Any proxy given may be revoked by you in writing or in person at any time prior to the exercise of the proxy.

PROXY STATEMENT

of

WAYNE SAVINGS BANCSHARES, INC.

ABOUT THE ANNUAL MEETING OF STOCKHOLDERS

This Proxy Statement is furnished to holders of common stock of Wayne Savings Bancshares, Inc., the parent savings and loan holding company, registered with the Board of Governors of the Federal Reserve System, that owns all of the issued and outstanding common shares of Wayne Savings Community Bank. We are soliciting proxies on behalf of our board of directors to be used at the Annual Meeting of Stockholders to be held at the Greenbriar Conference Centre located at 50 Riffel Road, Wooster, Ohio, on Thursday, May 22, 2014 at 10:00 a.m., local time, and at any adjournment thereof, for the purposes set forth in the attached Notice of Annual Meeting of Stockholders. This proxy statement is first being mailed to stockholders on or about April 21, 2014. In this proxy statement, “Wayne Savings”, the “Corporation”, “Company”, “we”, “us”, and “our” refer to Wayne Savings Bancshares, Inc. and “Bank” refers to Wayne Savings Community Bank.

What is the purpose of the annual meeting?

At our annual meeting, stockholders will act upon the matters outlined in the notice of meeting on the cover page of this proxy statement, including the election of directors and ratification of our independent registered public accounting firm. In addition, management will report on the performance of Wayne Savings and respond to questions from stockholders. Stockholders will also have the opportunity for the annual vote on a non-binding proposal to approve the executive compensation disclosed in this proxy statement, which we refer to as the say-on-pay proposal. The annual vote was adopted by resolution of the Board of Directors following the advisory vote at 2013 Annual Meeting indicating a preference for an annual vote.

Who is entitled to vote?

Only our stockholders of record as of the close of business on the record date for the meeting, April 2, 2014, are entitled to vote at the meeting. On the record date, we had 2,838,439 shares of common stock issued and outstanding and no other class of equity securities outstanding. For each issued and outstanding share of common stock you own on the record date, you will be entitled to one vote on each matter to be voted on at the meeting, in person or by proxy.

In accordance with the provisions of our Certificate of Incorporation, record holders who beneficially own in excess of 10% of the outstanding shares of our common stock are not entitled to vote with respect to the shares held in excess of the 10% limit. Our Certificate of Incorporation authorizes the board of directors (a) to make all determinations necessary to implement and apply the 10% limit, including determining whether persons or entities are acting in concert, and (b) to demand that any person who is reasonably believed to beneficially own stock in excess of the 10% limit supply information to us to enable the board of directors to implement and apply the 10% limit.

How do I submit my proxy?

After you have carefully read this proxy statement, indicate on your proxy form how you want your shares to be voted. Then sign, date and mail your proxy form in the enclosed prepaid return envelope as soon as possible. This will enable your shares to be represented and voted at the annual meeting.

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If my shares are held in "street name" by my broker, could my broker automatically vote my shares for me?

Under New York Stock Exchange Rule 452, which governs NYSE brokerage members, brokers are entitled to vote shares held by them for their customers on matters deemed “routine” under applicable rules, even though the brokers have not received voting instructions from their customers. Although Wayne Savings is listed on the NASDAQ Global Market, Rule 452 affects us since shares of our common stock held in “street name” may be held with NYSE member-brokers. Brokerage firms may not vote on “non-routine” matters at their discretion on behalf of their clients if such clients have not furnished voting instructions. A broker “non-vote” occurs when a broker’s customer does not provide the broker with voting instructions on “non-routine” matters for shares owned by the customer but held in the name of the broker. For such “non-routine” matters, the broker cannot vote either FOR or AGAINST a proposal or FOR or WITHHELD for the election of directors and reports the number of such shares as “non-votes.” The election of directors is deemed to be a “non-routine” matter, so your broker may not vote on these matters at its discretion. However, the proposal to ratify the appointment of our independent registered public accounting firm currently qualifies as a “routine” matter. Your broker, therefore, may vote your shares at its discretion on this routine matter if you do not instruct your broker how to vote on it. Because at least one matter to be voted upon at the annual meeting is not considered a routine matter under Rule 452, there potentially can be broker “non-votes” at the annual meeting.

Can I attend the meeting and vote my shares in person?

Yes. All stockholders are invited to attend the annual meeting. Stockholders of record can vote in person at the annual meeting. If your shares are held in street name, then you are not the stockholder of record and you must obtain a legal proxy from your broker or other nominee and bring the legal proxy with you to the annual meeting to be able to vote in person.

Can I change or revoke my vote after I return my proxy card?

Yes. If you have not voted through your broker or other nominee, there are three ways you can change your vote or revoke your proxy after you have sent in your proxy form.

•	First, you may send a written notice to our Corporate Secretary, Wayne Savings Bancshares, Inc., 151 North Market Street, Wooster, Ohio 44691, stating that you would like to revoke your proxy.

•	Second, you may complete and submit a new proxy form. Any earlier proxies will be revoked automatically.

•	Third, you may attend the annual meeting and vote in person. Any earlier proxy will be revoked. However, attending the annual meeting without voting in person will not revoke your proxy.

If you have instructed a broker or other nominee to vote your shares, you must follow directions you receive from your broker or other nominee to change your vote.

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What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the holders of a majority of the shares of common stock entitled to vote at the meeting as of the record date will constitute a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of votes considered to be present at the meeting for purposes of establishing a quorum.

What are the Board of Directors' recommendations?

The recommendations of the board of directors are set forth under the description of each proposal in this proxy statement. In summary, the board of directors recommends that you vote FOR the nominees for director described herein, FOR the Advisory Vote on Executive Compensation and FOR ratification of the appointment of BKD LLP for the fiscal year ending December 31, 2014.

The proxy solicited hereby, if properly signed and returned to us and not revoked prior to its use, will be voted in accordance with your instructions contained in the proxy. If no contrary instructions are given, each proxy signed and received will be voted in the manner recommended by the board of directors and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as proxies. Proxies solicited hereby may be exercised only at the annual meeting and any adjournment of the annual meeting and will not be used for any other meeting.

What vote is required to approve each item?

The election of directors will be determined by a plurality of the votes cast at the annual meeting. The two nominees for director receiving the most “FOR” votes will be elected. The vote required for the other items is stated elsewhere in this proxy statement.

Withheld votes for the election of the nominees for director will have no impact on election of the nominees. An abstention or broker non-vote is not counted as a vote cast and, accordingly, will have no effect on any of the proposals.

Can I access the proxy statement and annual report electronically?

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on May 22, 2014. This proxy statement, form of Proxy and the annual report to shareholders on Form 10-K are available at: http://www.cfpproxy.com/5542.

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PROPOSAL I - ELECTION OF DIRECTORS AND INFORMATION WITH RESPECT TO CONTINUING DIRECTORS AND EXECUTIVE OFFICERS

Election of Directors

Our Certificate of Incorporation and Bylaws provide that the board of directors shall be divided into three classes as nearly equal in number as possible. The directors are elected by our stockholders for staggered terms and until their successors are elected and qualified. The size of the board is currently fixed at seven directors.

At this annual meeting, you will be asked to elect one class of directors, consisting of two directors, for a three-year term expiring in 2017 and until their respective successors are elected and qualified. Our nominating and corporate governance committee has recommended the re-election of Mr. Buehler and Ms. Marthey as directors. Stockholders are not permitted to use cumulative voting for the election of directors.

Unless otherwise directed, each proxy executed and returned will be voted for the election of the nominees for director listed below. If any person named as a nominee should be unable or unwilling to stand for election at the time of the annual meeting, the board of directors will nominate and the proxy holder will vote for any replacement nominee or nominees recommended by our board of directors. At this time, the board of directors knows of no reason why any of the nominees listed below may not be able to serve as a director if elected.

The following tables present information concerning the nominees for director and each director whose term continues. None of the nominees nor any of the continuing directors are related to any other director or executive officer by blood, marriage or adoption. Ages are reflected as of April 2, 2014. Where applicable and as discussed further below, service as a director includes service as a director of Wayne Savings Community Bank.

Nominees for Director for a Three-Year Term Expiring in 2017

Name	Age	Positions Held with Wayne Savings	Director Since
Daniel R. Buehler	59	Director	2005
Debra A. Marthey	59	Director	2011

The Board of Directors recommends that you vote FOR the election of the nominees for director.

Members of the Board of Directors Continuing in Office

Directors Whose Term Expires in 2015

Name	Age	Positions Held with Wayne Savings	Director Since
David L. Lehman	67	Director	2012
Glenn W. Miller	50	Director	2012
Rod C. Steiger	65	Director, President and Chief Executive Officer	2008

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Directors Whose Term Expires in 2016

Name	Age	Positions Held with Wayne Savings	Director Since
Jonathan Ciccotelli	48	Director	2010
Peggy J. Schmitz	62	Chair of the Board, Director	2008

Jonathan Ciccotelli. Mr. Ciccotelli is Vice President, Tax Services Group & Officer in Charge of the Wooster, Ohio office of Meaden and Moore, Ltd. and has been employed in such capacity since 2002. He has over 20 years of experience in taxation work with large public accounting firms. Mr. Ciccotelli serves as Chairman of the Company’s audit committee. In addition to the professional background and experience described above, the following experience, qualifications, attributes and/or skills led the board of directors to conclude that Mr. Ciccotelli should serve as a director.  Mr. Ciccotelli is a Certified Public Accountant and has over 20 years of taxation work experience with large public accounting firms and has worked extensively with publicly traded companies.  Mr. Ciccotelli has been extensively involved in community and economic development activities in Wayne Savings’ market area. Additionally, Mr. Ciccotelli’s strength of character, mature judgment, familiarity with our business and industry, independence of thought and ability to work collegially with others led the board of directors to conclude that Mr. Ciccotelli should serve as a director.

David L. Lehman. Mr. Lehman is President of Mennonite Mutual Insurance Company, Orrville, Ohio and has been employed in such capacity since 1990 and has been with the company since 1978. In addition to the professional background and experience described above, the following experience, qualifications, attributes and/or skills led the board of directors to conclude that Mr. Lehman should serve as a director.  Mr. Lehman has over 30 years of experience in the financial services industry and over 20 years leading a growing insurance company.  Mr. Lehman has been extensively involved in community and leadership development activities in Wayne Savings’ market area. Additionally, Mr. Lehman’s strength of character, mature judgment, familiarity with our business and industry, independence of thought and ability to work collegially with others led the board of directors to conclude that Mr. Lehman should serve as a director.

Glenn W. Miller. Mr. Miller is President and Chief Executive Officer of Holmes-Wayne Electric Cooperative, Millersburg, Ohio and has been employed in such capacity since 2004. Mr. Miller is also a Certified Public Accountant. In addition to the professional background and experience described above, the following experience, qualifications, attributes and/or skills led the board of directors to conclude that Mr. Miller should serve as a director.  Mr. Miller has over 25 years of experience in business management and financial statement preparation.  Mr. Miller has been extensively involved in community and economic development activities, including work in the oil and gas industry, in Wayne Savings’ market area. Additionally, Mr. Miller’s strength of character, mature judgment, familiarity with our business and industry, independence of thought and ability to work collegially with others led the board of directors to conclude that Mr. Miller should serve as a director.

Peggy J. Schmitz. Ms. Schmitz is an attorney and a member of Critchfield, Critchfield and Johnston, Ltd. in Wooster, Ohio. Ms. Schmitz has practiced law for more than 30 years and has been associated with her law firm for more than 20 years. In addition to the professional background and experience described above, the following experience, qualifications, attributes and/or skills led the board of directors to conclude that Ms. Schmitz should serve as a director. Ms. Schmitz provides the board with valuable experience and insight to Wayne Savings’ customers and markets through her legal expertise and her extensive involvement with community organizations and activities. Additionally, Ms. Schmitz’s extensive ties to the community, strength of character, mature judgment, familiarity with our business and industry, independence of thought and ability to work collegially with others led the board of directors to conclude that Ms. Schmitz should serve as a director.

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Rod C. Steiger. Mr. Steiger has served as President and Chief Executive Officer of Wayne Savings Bancshares since January 2011 and as President and Chief Executive Officer of Wayne Savings Community Bank from January 2011 to May 2012. In May 2012, Mr. Steiger became Chairman of the Board and Chief Executive Officer of the Bank. Previously, he was in health care for five years serving as Director, President, and CEO of The Orrville Hospital Foundation dba Dunlap Community Hospital, Orrville, Ohio from 2005 to 2010. He previously spent many years in banking, most recently as CEO of The Savings Bank & Trust Company in Orrville, Ohio. He joined the Board of Wayne Savings in February of 2008 and served as Chairman of the Audit Committee. In addition to the professional background and experience described above, the following experience, qualifications, attributes and/or skills led the board of directors to conclude that Mr. Steiger should serve as a director.  Mr. Steiger provides the board with over 35 years of banking experience and valuable expertise and knowledge of Wayne Savings’ customers and markets as a former bank Chief Executive Officer and former role as the Chief Executive Officer of another heavily regulated institution and his extensive involvement in community organizations and activities. Additionally, Mr. Steiger’s strength of character, mature judgment, familiarity with our business and industry, independence of thought and ability to work collegially with others led the board of directors to conclude that Mr. Steiger should serve as a director.

On March 17, 2014, the Company announced via a press release and Form 8-K filing with the Securities and Exchange Commission that Mr. Steiger announced to the Board of Directors his intention to retire as of December 31, 2014. Mr. Steiger will not continue to serve as a member of the Board of Directors of the Company and the Bank after he retires. The Board of Directors has appointed a search committee chaired by Lead Director Jonathan Ciccotelli to select a new Chief Executive Officer. Mr. Steiger will continue to serve as the Company’s President and Chief Executive Officer and the Bank’s Chief Executive Officer, will work with the Company’s Board of Directors to ensure the successful identification of a successor Chief Executive Officer and, once a successor Chief Executive Officer is appointed, will facilitate in the transition of executive responsibilities.

Director Nominees

Daniel R. Buehler. Mr. Buehler is President of E & H Family Group, Inc., Wooster, Ohio since 2011 and has been employed by Buehler Food Markets since 1974 prior to restructuring to E & H Family group in 2011. He served as President since 1990. In addition to the professional background and experience described above, the following experience, qualifications, attributes and/or skills led the board of directors to conclude that Mr. Buehler should serve as a director. Mr. Buehler provides the board with extensive experience in business management and knowledge of the bank’s market area. Mr. Buehler brings to the board a deep understanding of assessing business risk, planning, budgeting and forecasting and extensive management experience.  Additionally, Mr. Buehler’s extensive ties to the community, strength of character, mature judgment, familiarity with our business and industry, independence of thought and ability to work collegially with others led the board of directors to conclude that Mr. Buehler should serve as a director.

Debra A. Marthey. Ms. Marthey, Treasurer for The J.M. Smucker Company, Orrville, Ohio, has spent more than 30 years in various finance roles at the company. In this role, she manages the company’s liquidity resources, formulating and implementing the appropriate capital structure, corporate investment management, debt structure and management, and banking relationships with commercial banks. She also has responsibility for the company’s risk and insurance function and the management of the company’s retirement assets and 401(k) employee plans. Prior to joining Smucker, Ms. Marthey was in the public accounting field working for Pricewaterhouse Coopers in Akron, Ohio. She received her Bachelor’s degree in Accounting and Finance from Kent State University, and her Master’s degree in Business from Baldwin Wallace College. Ms. Marthey is active in a variety of professional and community organizations, including the Kent State Accounting Advisory Board, the Association of Financial Professionals, the Northeast Ohio Treasury Management Association, The National Association of Corporate Treasurers, the Risk and Insurance Management Society and Financial Executives International. In addition to the professional background and experience described above, the following experience, qualifications, attributes and/or skills led the board of directors to conclude that Ms. Marthey should serve as a director.  Ms. Marthey has over 35 years of experience in progressively more responsible positions in public accounting and with a large publicly traded company.  Ms. Marthey has been extensively involved in community and professional organizations in Wayne Savings’ market area. Additionally, Ms. Marthey’s strength of character, mature judgment, independence of thought and ability to work collegially with others led the board of directors to conclude that Ms. Marthey should serve as a director.

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Executive Officers Who Are Not Directors

Set forth below is the information with respect to the principal occupations during the last five years for the three executive officers of Wayne Savings who do not also serve as directors. Ages are reflected as of April 2, 2014.

H. Stewart Fitz Gibbon III, who is 57 years of age, is Executive Vice President, Chief Operating Officer, Chief Risk Officer, Corporate Secretary and Treasurer and has served in such capacity since May 2011. In May, 2012, Mr. Fitz Gibbon was appointed as a Director of the Company’s subsidiary, Wayne Savings Community Bank and also became President, Chief Operating Officer, Chief Risk Officer, Corporate Secretary and Treasurer of the Bank. Previously, he served as Executive Vice President, Chief Financial Officer, Corporate Secretary and Treasurer of Wayne Savings and Wayne Savings Community Bank since September 2005. Mr. Fitz Gibbon has over 30 years of experience in the banking industry.

Joel D. Beckler, who is 52 years of age, has served as Senior Vice President and Senior Loan Officer of Wayne Savings Community Bank since 2009. Previously, Mr. Beckler was Vice President and Commercial Loan Officer for Wayne Savings Community Bank since April 2005. Mr. Beckler has over 25 years of experience in the banking industry.

Myron L. Swartzentruber, who is 46 years of age, has served as Senior Vice President and Chief Financial Officer since May, 2011, having previously served since January 2001 as Vice President and Controller.

Board Leadership Structure and Risk Oversight

Board of Directors Leadership Structure. Our board of directors has no fixed policy with respect to the separation of the offices of Chairman of the board of directors and Chief Executive Officer. Our board retains the discretion to make this determination on a case-by-case basis from time to time as it deems to be in the best interests of Wayne Savings and our stockholders at any given time. The board currently believes that separating the positions of CEO and Chairman is the best structure to fit Wayne Savings’ needs. This structure ensures a greater role for the independent directors in the oversight of Wayne Savings and active participation of the independent directors in setting agendas and establishing priorities and procedures for the work of the board. As described below, except for the Executive Committee, each of the board’s other four committees is comprised entirely of independent directors. The board also believes that this structure is preferred by a significant number of Wayne Savings’ stockholders.

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Board of Directors Risk Oversight. During 2013, the board established a Risk Management Committee, to provide oversight to the Company’s risk assessment and risk management processes. The committee’s role in Wayne Savings’ risk oversight process includes receiving regular reports from the Chief Risk Officer and other members of management on areas of material risk to Wayne Savings, including operational, financial, legal, regulatory, strategic and reputational risks. The full board (or the appropriate committee in the case of risks that are under the purview of a particular committee) receives these reports from the appropriate “risk owner” within the organization to enable it to understand our risk identification, risk management and risk mitigation strategies. When a committee receives the report, the discussion is documented in the committee meeting minutes which are ratified by the full board during the next board meeting. This enables the board, the Risk Management Committee and its other committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Committees and Meetings of the Board of Directors

During the year ended December 31, 2013, the board of directors of Wayne Savings met 12 times. No director of Wayne Savings attended fewer than 75% of the total number of board of directors meetings and all committees of the board on which such director served during the periods that he or she served. Our board of directors has determined that a majority of our members are independent directors as defined in the NASDAQ Listing Rules. The current independent members are Mr. Buehler, Mr. Ciccotelli, Mr. Lehman, Ms. Marthey, Mr. Miller and Ms. Schmitz. While considered an independent director, Ms. Schmitz is not considered to be independent under the more restrictive rules governing the Audit Committee due to legal fees that her firm receives from the Company’s subsidiary, Wayne Savings Community Bank.

Membership on Certain Board Committees. The board of directors of Wayne Savings has established an audit committee, executive committee, nominating and corporate governance committee and compensation committee. The following table sets forth the membership of such committees as of the date of this proxy statement.

Directors	Audit	Compensation	Executive	Nominating and Corporate Governance	Risk Management
Daniel R. Buehler	*	*	*
Jonathan Ciccotelli	**	*	*	*
David L. Lehman		*		**	*
Debra A. Marthey	*	*			**
Glenn W. Miller	*	**		*
Peggy J. Schmitz		*	**	*	*
Rod C. Steiger			*

______________________

*	Member.
**	Chair.

Audit Committee. The audit committee engages Wayne Savings' external auditor and reviews Wayne Savings' systems of internal control with management, the internal auditor and the external auditors. In addition, the audit committee reviews with the external auditors and management the annual audited consolidated financial statements (including the Form 10-K), the quarterly Form 10-Q and monitors Wayne Savings' adherence to accounting principles generally accepted in the United States of America for financial reporting. The audit committee is comprised of four directors, all of whom are independent directors as defined in the NASDAQ Listing Rules. Mr. Ciccotelli has been designated as our Audit Committee Financial Expert. The audit committee of Wayne Savings met eight times during the twelve month fiscal period ended December 31, 2013. The audit committee of Wayne Savings has adopted a charter, a copy of which can be viewed on our website at www.waynesavings.com.

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Compensation Committee. The compensation committee meets on a periodic basis to review senior executive compensation including salaries, bonuses, perquisites, severance and retirement compensation. In addition, the compensation committee assists the board of directors in carrying out its responsibilities with respect to overseeing the Corporation’s compensation policies and practices. The compensation committee met twice during the twelve month fiscal period ended December 31, 2013. All of the current members of the committee are independent within the meaning of the NASDAQ Listing Rules.

The compensation committee's charter sets forth the responsibilities of the compensation committee and reflects such committee’s commitment to create a compensation structure that incentivizes senior management and aligns the interests of senior management with those of our stockholders. The compensation committee and the board periodically review and revise the compensation committee charter, as appropriate. The full text of the compensation committee charter, most recently updated to incorporate provisions required by the NASDAQ Listing Rules, is available on our website at www.waynesavings.com. The compensation committee's membership is determined by the board.

The compensation committee exercises exclusive authority over the compensation paid to the Corporation’s President and Chief Executive Officer and reviews and approves salary increases and bonuses for all of the Corporation’s officers as prepared and submitted to the compensation committee by the President and Chief Executive Officer. The types of compensation we offer our executives remain within the traditional categories: salary, cash bonus, standard executive benefits, and retirement and severance benefits.

Although the compensation committee does not delegate any of its authority for determining executive compensation, the compensation committee has the authority under its charter to engage the services of outside advisors, experts and others to assist the compensation committee. The Corporation’s executive officers do not have any role in the setting of their own compensation. The Chief Executive Officer makes recommendations to the committee regarding the other named executive officers and the committee makes its own determination regarding the Chief Executive Officer’s compensation without his participation. No outside consultants have been used by the committee. The committee relies on compensation surveys published by the Ohio Bankers League, along with a review of publicly available data for competitors in the Corporation’s market area to establish ranges within which executive officer compensation is set based on individual and company performance.

Executive Committee. The executive committee is empowered to act in place of the full board, with certain exceptions, between meetings of the full board. The executive committee performs general control and supervision functions subject to the discretion of the full board of directors. The executive committee meets as needed and met once during the twelve month fiscal period ended December 31, 2013.

Nominating and Corporate Governance Committee. Wayne Savings has established a nominating and corporate governance committee to, among other things, review the composition of the board, evaluate and make recommendations to the board of directors for the election of directors and recommend to the board and monitor compliance with the corporate governance guidelines established by the board. The nominating and corporate governance committee met twice during the twelve month fiscal period ended December 31, 2013. The nominating and corporate governance committee members are independent directors, as defined in the NASDAQ Listing Rules, who rotate annually so that no director will be in a position to recommend himself or herself for nomination to the board of directors. In addition, the board of directors has adopted a resolution setting a mandatory retirement age of 75. The committee's charter can be viewed on our website at www.waynesavings.com.

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Risk Management Committee. The Board of Directors established the Risk Management Committee during 2013 to strengthen and formalize its oversight of the Company’s risk assessment and risk management processes as part of an overall Enterprise Risk Management (“ERM”) program. The Risk Management Committee’s charter can be viewed on our website at www.waynesavings.com. In accordance with the committee’s charter, the committee has developed, and the full Board of Directors has approved, a risk appetite statement and a risk management policy to guide management’s activities. The committee’s membership includes Mr. Lehman, Ms. Marthey (chair) and Ms. Schmitz, all of whom are independent directors as defined in the NASDAQ Listing Rules.

Compensation Committee Interlocks and Insider Participation

Determinations regarding compensation of our executive officers are reviewed by Wayne Savings' compensation committee. Mr. Buehler, Mr. Ciccotelli, Mr. Lehman, Ms. Marthey, Mr. Miller, who is the committee's chairman, and Ms. Schmitz serve as members of the compensation committee.

No person who served as a member of the compensation committee during the fiscal period ended December 31, 2013 was a current or former officer or employee of Wayne Savings or Wayne Savings Community Bank or engaged in certain transactions with Wayne Savings or Wayne Savings Community Bank required to be disclosed by regulations of the Securities and Exchange Commission (“SEC”). Additionally, there were no compensation committee "interlocks" during the fiscal period ended December 31, 2013, which generally means that no executive officer of Wayne Savings served as a director or member of the compensation committee of another entity, one of whose executive officers served as a director or member of our compensation committee.

Directors Attendance at Annual Meetings

Directors are expected to attend the annual meeting absent a valid reason for not doing so. We expect that a board meeting will typically be scheduled in conjunction with our annual meetings of stockholders, as is the case for this annual meeting. In 2013, all of our current directors, except Mr. Miller, who had a pre-approved excused absence, attended the annual meeting of stockholders.

Director Nominations

The charter of the nominating and corporate governance committee sets forth certain criteria the committee may consider when recommending individuals for nomination including: ensuring that the board of directors, as a whole, is diverse and consists of individuals with various and relevant career experience, relevant technical skills, industry knowledge and experience, financial expertise (including expertise that could qualify a director as a "financial expert," as that term is defined by the rules of the SEC), local or community ties, minimum individual qualifications, including strength of character, mature judgment, familiarity with our business and industry, independence of thought and an ability to work collegially. Though neither the board of directors nor the nominating and corporate governance committee has a formal policy concerning diversity, the board of directors values diversity on the Board and believes diversity should be considered in the director identification and nominating process. The committee also may consider the extent to which the candidate would fill a present need on the board of directors. The nominating and corporate governance committee will also consider candidates for director suggested by other directors, as well as our management and stockholders. Any stockholder wishing to make a nomination must follow our procedures for stockholder nominations, which are described under "Stockholder Proposals, Nominations and Communications with the Board of Directors."

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The Bylaws include an age limitation on director service. Section 10 of Article II states that a person is no longer eligible for election as a director after attaining age 75. A director must retire at the first annual meeting after attaining age 75, regardless of whether his or her term expires at that meeting.

At its September 26, 2013 meeting the board also adopted the stock ownership guidelines that are available at www.investors.waynesavings.com, under the investor relations tab. Every director is expected within three years to own Wayne Savings shares having a value equal to greater than three times the average board retainer and board meeting fees. Fees for committee service and fees for service as chair of a committee or of the board are not included in the calculation of average board compensation. Employee directors – who are not compensated for director service – are required to own stock having a value equal to or greater than the average retainer and meeting fees paid to nonemployee directors. Fees payable to a director who does not comply with the ownership guidelines may be invested in Wayne Savings stock rather than being paid in cash, and a director who does not comply with the guidelines is ineligible for nomination by the Nominating and Corporate Governance Committee to serve as a director.

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EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth a summary of certain information concerning the compensation awarded to or paid by the Corporation or its subsidiaries for services rendered in all capacities during the twelve month fiscal periods ended December 31, 2013 and December 31, 2012 to our named executive officers.

Name and Principal Position	Fiscal Period	Salary(1)	Non-Equity Incentive Plan Compensation(2)	Nonqualified Deferred Compensation Earnings(3)	All Other Compensation (4)(5)	Total
Rod C. Steiger	2013	$201,035	$10,054	$—	$48,927	$260,016
President and Chief Executive Officer	2012	$200,000	$9,000	$—	$42,140	$251,140
H. Stewart Fitz Gibbon III	2013	$151,254	$7,564	$—	$19,315	$178,133
Executive Vice President, Chief Operating Officer, Chief Risk Officer, Corporate Secretary and Treasurer	2012	$150,784	$6,785	$—	$20,652	$178,221
Joel D. Beckler	2013	$115,472	$11,549	$—	$19,581	$146,602
Senior Vice President and Senior Loan Officer	2012	$115,000	$10,175	$—	$20,537	$145,712

_______________________

(1)	We periodically review, and may increase, base salaries in accordance with the terms of employment agreements or Wayne Savings' normal annual compensation review for each of our named executive officers. The salary amounts reflected above are for the fiscal years ended December 31, 2012 and December 31, 2013. Annual base salaries, as of the date of this proxy statement for fiscal year 2014 are as follows: Mr. Steiger: $201,076, Mr. Fitz Gibbon: $155,812 and Mr. Beckler: $126,955.

(2)	Reflects cash bonuses earned under Wayne Savings Community Bank’s incentive bonus program. For the twelve month fiscal period ended December 31, 2013, bonuses were accrued in 2013 and paid in January 2014.

(3)	With respect to the pension plan, Mr. Steiger, Mr. Fitz Gibbon and Mr. Beckler are not eligible for participation in the defined benefit plan since the plan was frozen prior to their employment by the Corporation. None of the named executive officers received any above market or preferential earnings on compensation that is deferred on a basis that is not tax-qualified.

(4)	Includes employer matching contributions allocated to the accounts of Messrs. Steiger ($10,052 for 2013 and $9,231 for 2012), Fitz Gibbon ($7,563 for 2013 and $7,539 for 2012) and Beckler ($5,774 for 2013 and $5,750 for 2012), respectively, under the Corporation's 401(k) plan, which provides for a maximum 5% employer match if the employee contributes a minimum of 6% of salary. Also includes the fair value computed under FASB ASC 718 of the employer contribution allocated to the accounts of Messrs. Steiger ($3,726 for 2012 and $1,950 for 2013), Fitz Gibbon ($5,618 for 2012 and $3,669 for 2013) and Beckler ($4,371 for 2012 and $2,917 for 2013), respectively, under the Corporation’s ESOP. Also includes the Net Periodic Postretirement Benefit Cost computed under FASB ASC 715-60 of life insurance policies under the Bank’s Group Term Carve Out Plan providing split dollar life insurance for Mr. Steiger ($22,072 for 2013 and $19,265 for 2012), Mr. Fitz Gibbon ($8,000 for 2013 and $7,113 for 2012) and Mr. Beckler ($3,904 for 2013 and $3,504 for 2012). Also includes the payment of medical, dental and life insurance premiums for the benefit of the named executive officers, with the exception of Mr. Fitz Gibbon and Mr. Beckler, who received medical and dental insurance through their spouses’ employers for both years. Also includes club dues of $6,903 for Mr. Beckler, as the designated member for a corporate membership used for business development purposes for the full twelve month fiscal period.

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(5)	The named executive officers are participants in the Bank’s Group Term Carve Out Plan providing split dollar life insurance. Mr. Steiger, Mr. Fitz Gibbon and Mr. Beckler became participants in 2012.

Cash Incentive Bonus Plan

In addition to base salary, the Company has maintained a practice of paying incentive cash bonuses tied to performance objectives. These bonuses are based upon the performance of the Company and the named executives as judged by the compensation committee and the board of directors. The criteria include achievement of budgeted net income, achievement of return on equity relative to thrift and bank peer groups and an amount subject to the discretion of the board of directors. Specifically, the maximum bonus, expressed as a percentage of salary, is based on five separate criteria, each potentially amounting to 5% of base salary. The criteria for the twelve month period ended December 31, 2013 were as follows:

•	Net profit as set forth in the annual budget (5% bonus),
•	1% for every 5% of additional net income over the net profit target set forth in the budget,
•	Achieving (2% bonus) or exceeding by 15% (3% bonus) the median return on equity for publicly traded thrift institutions located in Ohio,
•	Achieving (2% bonus) or exceeding by 15% (3% bonus) the median return on equity for publicly traded banks located in Ohio, and
•	Other performance indicators or criteria determined at the discretion of the board of directors (5% bonus).

As a result, each of the named executive officers could have received bonuses for the twelve month fiscal period ended December 31, 2013 amounting to 25% of their respective base salaries. The median return on equity in 2013 available at the time of the Compensation Committee’s deliberations for the 15 publicly traded Ohio thrift institutions was 4.49%, the median return on equity in 2013 available at the time of the Compensation Committee’s deliberations for the 48 publicly traded Ohio banks was 7.52%, and the return on equity of Wayne Savings Bancshares, Inc. for 2013 available at the time of the Compensation Committee’s deliberations was 5.35%. We achieved the budgeted net profit target for 2013, which established an approximately 5% of salary bonus for Mr. Steiger, Mr. Fitz Gibbon and Mr. Beckler. In addition to the quantitative targets included in the plan, based on its subjective evaluation of the performance of the three executives in 2013, the board awarded to Mr. Beckler an additional discretionary 5% of salary bonus.

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Outstanding Equity Awards at Fiscal Year-End

None of Messrs. Steiger, Fitz Gibbon or Beckler have been issued any equity awards during their employment with the Corporation and held no outstanding equity awards as of December 31, 2013.

Employment Agreements

Wayne Savings Community Bank entered into an employment agreement with H. Stewart Fitz Gibbon III effective November 14, 2005 at his then current base salary. This agreement was amended and restated as of November 30, 2006 and amended again on November 20, 2012 to comply with the requirements of Section 409A of the Code and to make certain other changes. On November 5, 2012, in accordance with section 2(a) of the agreement, the Board of Directors issued a written notice of nonrenewal to Mr. Fitz Gibbon. The employment agreement will expire in accordance with its terms on November 30, 2015. The Board chose to non-renew the Employment Agreement because of the significant financial risk to the Bank imposed by the agreement’s provision for payments upon an event of termination. This action was neither intended, nor should be construed as a reflection of any dissatisfaction whatsoever with Mr. Fitz Gibbon’s performance.

Wayne Savings Community Bank entered into an employment agreement with Rod C. Steiger effective January 15, 2011. The current term of the agreement expires on January 15, 2015, but Mr. Steiger has informed the board that he will retire on December 31, 2014. This agreement was amended as of November 20, 2012 to comply with the requirements of Section 409A of the Code and to make certain other changes. By the terms of section 10(d) of his employment agreement, Mr. Steiger will be prohibited from competing with Wayne Savings. Because Mr. Steiger’s December 31, 2014 termination will be a retirement, Mr. Steiger will not be entitled to severance benefits under the employment agreement.

Wayne Savings Community Bank entered into an amended and restated employment agreement with Senior Vice President and Senior Loan Officer Joel D. Beckler effective November 20, 2012. The current term of the agreement expires on January 15, 2015, but it may be renewed for successive one (1) year terms within the Board’s sole discretion.

The base salaries under the agreements shall be reviewed at least annually and may be increased but not decreased. In addition to the base salaries, the agreements provide for, among other things, insurance benefits and participation in other employee and fringe benefits applicable to executive personnel. The agreements provide for termination of the employment of the executive by Wayne Savings Community Bank for cause at any time.

The employment agreement with Mr. Fitz Gibbon provides for certain payments to him in the event Wayne Savings Community Bank terminates his employment during the term of the agreement for reasons other than cause, retirement or disability, each as defined in the agreement, or in the event of his resignation upon (a) failure to re-elect him to his current offices, (b) a material change in his functions, duties or responsibilities, (c) relocation of his principal place of employment by more than a specified number of miles, (d) liquidation or dissolution of Wayne Savings Community Bank or Wayne Savings, or (e) a breach of the agreement by Wayne Savings Community Bank or in the event of the termination or resignation of Mr. Fitz Gibbon following a change in control of Wayne Savings, as defined. In the above circumstances, Mr. Fitz Gibbon, or in the event of death, his beneficiary, would be entitled to severance pay in an amount equal to three times, the sum of his (i) highest annual base salary, (ii) the greater of the two-year average cash bonus or the cash bonus in the year before termination, (iii) the value of employer matching contributions to the 401(k) plan in the year preceding the year of termination and (iv) the value of employer contribution or allocation to the ESOP in the year preceding the year of termination. Wayne Savings Community Bank would also continue his life and, if applicable, dental coverage for the remaining unexpired term of the agreement. We have also agreed to reimburse Mr. Fitz Gibbon for continued medical coverage for up to 36 months after termination.

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The employment agreements with each of Mr. Steiger and Mr. Beckler provides for certain payments to him in the event Wayne Savings Community Bank terminates his employment during the term of the agreement for reasons other than cause, retirement or disability, each as defined in the agreements, or in the event of his resignation upon (a) failure to re-elect the executive to his current offices, (b) a material change in his functions, duties or responsibilities, (c) relocation of his principal place of employment by more than a specified number of miles, (d) liquidation or dissolution of Wayne Savings Community Bank or Wayne Savings, or (e) a breach of the agreement by Wayne Savings Community Bank. In the above circumstances, the executive, or in the event of death, his beneficiary, would be entitled to severance pay in an amount equal to two times, the sum of his (i) highest annual base salary, (ii) the greater of the two-year average cash bonus or the cash bonus in the year before termination, (iii) the value of employer matching contributions to the 401(k) plan in the year preceding the year of termination and (iv) the value of employer contribution or allocation to the ESOP in the year preceding the year of termination. For any termination after a change in control, however, the executive would be entitled to a lump-sum cash severance payment equal to twice the sum of the amounts specified by these clauses (i) through (iv). We have also agreed to reimburse the executive for the cost of continued medical coverage after termination. Our medical insurance coverage reimbursement obligation would last for 12 months after termination, or for 24 months if termination occurs after a change in control. The agreements prohibit Mr. Steiger and Mr. Beckler from competing with Wayne Savings for up to 24 months after employment termination. In contrast, the employment agreement of Mr. Fitz Gibbon does not prohibit competition after employment termination.

The employment agreements of Messrs. Steiger, Fitz Gibbon, and Beckler provide that they are entitled to an excess parachute payment excise tax gross-up payment if their benefits after a change in control exceed the limits of Internal Revenue Code section 280G. A 20% excise tax is imposed under Internal Revenue Code section 4999 if the value of an executive’s aggregate change-in-control benefits – calculated according to procedures specified in section 280G and accompanying IRS regulations – equals or exceeds three times his or her five-year average taxable compensation. The five-year average is known as the so-called base amount. If the value of the aggregate change-in-control benefits exceeds three times the base amount, a 20% excise tax is imposed on all benefits exceeding the base amount and the employer forfeits its compensation deduction for those same benefits. The benefits on which the 20% excise tax is imposed are referred to as so-called excess parachute payments.

By the terms of the employment agreements, if a change in control occurs and the resulting benefits to which Messrs. Steiger, Fitz Gibbon, and Beckler are entitled are subject to the 20% excise tax under sections 280G and 4999, we must make an additional payment – a gross-up payment – to compensate the executives for the excise tax as well as for taxes imposed on that excise tax reimbursement payment. In other words, the gross-up payment to Messrs. Steiger, Fitz Gibbon, and Beckler would consist of (x) a payment equal to the 20% excise tax plus (y) a payment to compensate for taxes imposed on the additional payment. The gross-up payment would fully compensate the executives for the excise tax, but it would increase the amount of our nondeductible compensation payments.

In the event of an executive's disability for a period of six months, Wayne Savings Community Bank may terminate the agreement, provided that, in the case of Mr. Fitz Gibbon only, Wayne Savings Community Bank will be obligated to pay the executive a bi-weekly payment equal to three quarters of the executive's bi-weekly rate of base salary, reduced by any benefits paid to the executive pursuant to any disability insurance policy or similar arrangement maintained by Wayne Savings Community Bank. The disability payments shall end on the earlier of (i) the date the executive returns to full-time employment with Wayne Savings Community Bank or another employer, (ii) his attainment of retirement age, or (iii) his death. The agreements of Messrs. Steiger and Beckler do not provide for a post-termination disability benefit.

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Group Term Carve Out Plan. In November 2002, the Bank purchased, with a single premium payment of approximately $5.0 million, life insurance on the lives of 20 officers of the Bank to establish a Group Term Carve Out Plan. In January 2012, the Bank, as part of an exchange transaction to improve the credit quality of the 2002 portfolio, made an additional single premium payment of approximately $1.2 million to purchase life insurance on the lives of an additional five officers of the Bank, including Mr. Steiger, Mr. Fitz Gibbon and Mr. Beckler, for the Group Term Carve Out Plan. Under group term split dollar endorsements, the Bank and the executives share the rights to death benefits payable under the life insurance policies. An executive’s beneficiaries are entitled to one of the following death benefit amounts:

Pre-Retirement Death Benefit. If the executive dies while employed by the Bank, the death benefit is the lesser of three times the deceased executive’s base annual salary at the date of death or the scheduled amount in the agreement; or

Post-Retirement Death Benefit. If the executive dies after terminating employment with the Bank with a vested insurance benefit at the date of death as specified in the agreement, the death benefit is two times the deceased executive’s final base annual salary.

The Bank receives the remainder of the life insurance policy death benefits, which should be sufficient to recover in full the Bank’s life insurance investment.

Employees also have life insurance benefits under the Bank’s group term life insurance program, paying benefits up to twice the executive’s current annual salary at the time of death to the executive’s beneficiaries if the executive dies while employed by the Bank, but limited to $50,000 for participants in the Group Term Carve Out Plan. Messrs. Steiger, Fitz Gibbon and Beckler are limited to the $50,000 cap.

Director Compensation

Retainer and Fees. Our directors, all of whom also serve on the board of Wayne Savings Community Bank, currently do not receive fees for serving on the board of Wayne Savings Community Bank, but do receive fees for serving on the Bank’s loan committee. Each non-employee director serving on the board of Wayne Savings Bancshares, Inc. received a fee of $900 per month and $600 for each monthly board meeting attended or for which they have an excused absence. The Chair of the Board also receives a monthly retainer of $500. The chairs of the Audit Committee, Nominating and Corporate Governance Committee and Compensation Committee receive a monthly retainer of $166.67. No fees are paid for special meetings of the board, nor does Mr. Steiger receive compensation for service on the board subsequent to his appointment as President and Chief Executive Officer on January 15, 2011. During 2012, members of the executive committee received monthly fees of $166.67 and members of the audit committee and the Bank’s loan committee received monthly fees of $150.00.

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The table below summarizes the total compensation paid to our non-employee directors for the twelve month fiscal period ended December 31, 2013:

Name	Fees Earned or Paid in Cash	All Other Compensation	Total
Daniel R. Buehler	$23,100	$—	$23,100
Jonathan Ciccotelli	26,800	—	26,800
David L. Lehman	21,350	—	21,350
Debra A. Marthey	22,500	—	22,500
Glenn W. Miller	23,600	—	23,600
Peggy J. Schmitz	29,150	—	29,150

Director Indemnification. In November 2011, the Board of Directors of the Corporation approved the form and use of indemnification agreements with directors and executive officers and on November 22, 2011, entered into indemnification agreements with each of the current directors and executive officers other than Mr. Lehman and Mr. Miller, who were not on the board at that time. Director Lehman and Director Miller entered into indemnification agreements on August 23, 2012.

Indebtedness of Management and Related Party Transactions

In accordance with applicable federal laws and regulations, Wayne Savings Community Bank makes loans to its directors, officers and employees as well as members of their immediate families for the financing of their primary residences and certain other loans. These loans are generally made on substantially the same terms as those prevailing at the time for comparable transactions with outside customers. In accordance with a loan policy applicable to all employees of Wayne Savings Community Bank, except for the applicable officers and directors pursuant to the requirements of Regulation O of the Board of Governors of the Federal Reserve System, employees may obtain loans with a rate of interest 1/2% below rates for outside customers. According to a policy adopted by Wayne Savings Community Bank to ensure compliance with Regulation O, all loans made to a director or executive officer in excess of the greater of $25,000 or 5% of Wayne Savings' capital and surplus, must be approved in advance by a majority of the disinterested members of our board of directors. As of December 31, 2013, mortgage loans to executive officers, directors and their related business interests totaled $0.2 million. As of December 31, 2013, $0 was available on lines of credit to executive officers, directors and their related business interests. It is the belief of management that these loans neither involve more than the normal risk of collectability nor present other unfavorable features. All loans were current as of December 31, 2013.

PROPOSAL II – ADVISORY VOTE ON EXECUTIVE COMPENSATION

We are subject to section 14A of the Securities Exchange Act of 1934, which requires that we provide to our stockholders the opportunity to vote on the compensation of the executive officers named in the Summary Compensation Table of this proxy statement.

Commonly known as a “say-on-pay” vote, the vote required by section 14A is an advisory vote, which means that the vote is not binding on Wayne Savings, on our Board of Directors, or on the Compensation Committee of the Board of Directors. The say-on-pay vote is intended to be a vote on the executive officer compensation that is disclosed in this proxy statement in accordance with the disclosure rules of the Securities and Exchange Commission.

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The goals of our compensation arrangements are to provide fair and competitive compensation, to provide compensation that promotes the hiring and retention of the most talented personnel, to create incentives for and to reward superior performance, and to align the interests of our officers and employees with the interests of stockholders. We seek to avoid creating incentives for unnecessary or excessive risk-taking, creating incentives for excessive focus on stock price performance instead of fundamental business values, creating incentives to seek short-term benefits at the expense of long-term results, and creating incentives to achieve short-term benefits with long-term risks. With the assistance of the Compensation Committee, the Board of Directors believes that Wayne Savings has created compensation arrangements that successfully avoid creating these adverse incentives and that instead reward performance promoting our long-term prosperity, although the arrangements are continually evolving and are and will remain subject to ongoing review and evaluation by the board and by the Compensation Committee. Accordingly, we ask our stockholders to vote on the following resolution at the 2014 Annual Meeting:

“RESOLVED, that the compensation paid to the company’s named executive officers, as disclosed in Wayne Savings Bancshares, Inc.'s Proxy Statement for the 2014 Annual Meeting in compliance with Item 402 of the Securities and Exchange Commission's Regulation S-K, including the compensation tables and narrative discussion, is hereby APPROVED.”

Approval of a majority of the votes cast will constitute approval of this proposal to approve the named executive officer compensation disclosed in this proxy statement. An abstention or broker non-vote is not counted as a vote cast, and as a result will have no effect on the vote to approve the proposal. A proxy that does not specify voting instructions will be voted in favor of this non-binding, advisory proposal. Although the results of the say-on-pay vote will not be binding on us, we expect to take the results into account in future compensation decisions.

Section 14A of the Securities Exchange Act of 1934 also requires that at least every six years we provide to stockholders the opportunity to specify a preference for the frequency of the say-on-pay vote. Commonly known as a “say-on-frequency” vote, the stockholder vote specifying a preference for the frequency of the say-on-pay vote is – like the say-on-pay vote itself – also non-binding and advisory only. A “say-on-frequency” vote was held at the 2013 meeting, where stockholders voted for an annual vote on “say-on-pay.” The Board of Directors thereafter adopted a resolution to submit the “say-on-pay” proposal to stockholders annually. At least one prominent proxy advisory firm generally recommends that public companies submit the say-on-pay proposal to stockholders annually. We believe that providing for an annual say-on-pay vote is consistent with evolving corporate governance practices generally and that it maximizes stockholder involvement in corporate governance.

The Board of Directors recommends that you vote FOR approval of the compensation of our named executive officers, as disclosed in this proxy statement.

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REPORT OF THE AUDIT COMMITTEE

The functions of the Wayne Savings audit committee include the following: performing all duties assigned by the board of directors; selecting our independent registered public accounting firm; reviewing with Wayne Savings' management and our independent registered public accounting firm the financial statements issued by Wayne Savings and Wayne Savings Community Bank pursuant to federal regulatory requirements; meeting with the independent registered public accounting firm to review the scope of audit services, significant accounting changes and audit conclusions regarding significant accounting estimates; assessments as to the adequacy of internal controls and the resolution of any significant deficiencies or material control weaknesses; and assessing compliance with laws and regulations and overseeing the internal audit function.

The audit committee has reviewed and discussed Wayne Savings' audited financial statements with management. The audit committee has discussed with Wayne Savings' independent registered public accounting firm, BKD LLP, the matters required to be discussed by Statement on Auditing Standards No. 61, “Communication with Audit Committees”, as amended (AICPA Professional Standards, Vol. 1 AU section 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T. The audit committee has received the written disclosures and the letter from the independent registered public accounting firm required by the PCAOB and has discussed with BKD LLP, their independence. Based on the review and discussions referred to above in this report, the audit committee recommended to the board of directors that the audited financial statements be included in Wayne Savings' Annual Report on Form 10-K for the fiscal period ended December 31, 2013 for filing with the SEC.

Members of the Audit Committee
Jonathan Ciccotelli, Chairman
Daniel R. Buehler
Debra A. Marthey
Glenn W. Miller
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BENEFICIAL OWNERSHIP OF COMMON STOCK BY CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth as of April 2, 2014, the voting record date, certain information as to the common stock beneficially owned by each person or entity, including any "group" as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, who or which was known to us to be the beneficial owner of more than 5% of the issued and outstanding common stock, the directors and director nominees of Wayne Savings, the executive officers named in the Summary Compensation Table, and all directors and certain executive officers of Wayne Savings as a group.

Name of Beneficial Owner or Number of Persons in Group	Amount and Nature of Beneficial Ownership as of April 2, 2014(1)		Percent of Common Stock

Joseph Stilwell 111 Broadway, 12th Floor New York, NY 10006	268,322		9.5%

Wayne Savings Employee Stock Ownership Plan Trust 151 North Market Street Wooster, Ohio 44691	179,141	(2)	6.3%

Directors:
Daniel R. Buehler	4,325		*
Jonathan Ciccotelli	1,860		*
David L. Lehman	2,000		*
Debra A. Marthey	4,000		*
Glenn W. Miller	30,481	(3)	1.1%
Peggy J. Schmitz	4,650		*
Rod C. Steiger	9,699	(4)	*

Executive Officers:
Joel D. Beckler	2,780	(5)	*
H. Stewart Fitz Gibbon III	22,597	(6)	*
Myron L. Swartzentruber	3,137	(7)	*

All directors and executive officers of Wayne Savings as a group (10 persons)	85,529	(8)	3.0%

_____________________

*	Represents less than 1% of our outstanding common stock.

(1)	Based upon filings made pursuant to the Securities Exchange Act of 1934 and information furnished by the respective individuals. Under regulations promulgated pursuant to the Securities Exchange Act of 1934, shares of common stock are deemed to be beneficially owned by a person if he or she directly or indirectly has or shares (i) voting power, which includes the power to vote or to direct the voting of the shares, or (ii) investment power, which includes the power to dispose or to direct the disposition of the shares. Unless otherwise indicated, the named beneficial owner has sole voting and dispositive power with respect to the shares.

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(2)	The Wayne Savings Community Bank Employee Stock Ownership Plan Trust was established pursuant to the Wayne Savings Community Bank Employee Stock Ownership Plan ("ESOP"). Messrs. Steiger and Fitz Gibbon act as Trustees of the ESOP. As of December 31, 2013, 138,685 shares held in the ESOP Trust had been allocated to the accounts of participating employees. The remaining 49,225 shares held by the ESOP Trust were unallocated as of December 31, 2013. Under the terms of the ESOP, the Trustees must vote all allocated shares held in the ESOP in accordance with the instructions of the participating employees and unallocated shares will be voted in the same ratio on any matter as to those shares for which instructions are given. The amount of common stock beneficially owned by the officers who serve as Trustees of the ESOP and by all directors and executive officers as a group does not include the shares held by the ESOP Trust, other than those shares allocated to the accounts of the officers. The shares allocated and vested in the name of each executive officer are shown in the table for each executive officer and have been subtracted from the ESOP’s total share ownership.

(3)	Includes 30,231 shares held in a trust of which Mr. Miller is both trustee and a beneficiary and 250 shares held in Mr. Miller’s individual retirement account.

(4)	Includes 7,420 shares held jointly with Mr. Steiger’s spouse, 2,000 shares held in Mr. Steiger’s individual retirement account and 279 shares held in the ESOP (represented a 40% vested interest).

(5)	Includes 2,279 shares held in the ESOP (representing a 100% vested interest) and 501 shares held individually.

(6)	Includes 19,523 shares held in Mr. Fitz Gibbon's individual retirement account and 3,074 shares held in the ESOP (representing a 100% vested interest).

(7)	Includes 3,137 shares held in the ESOP.

(8)	Includes 8,769 shares allocated to executive officers pursuant to the ESOP and 19,523 shares held by the executive officers in the Wayne Savings 401(k) Retirement Plan.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the officers and directors, and persons who own more than 10% of our common stock to file reports of ownership and changes in ownership with the SEC. Officers, directors and greater than 10% stockholders are required by regulation to furnish us with copies of all Section 16(a) forms they file. We know of no person who owns 10% or more of Wayne Savings' common stock.

Based solely on our review of the copies of such forms furnished to us, or written representations from our officers and directors, we believe that during, and with respect to, the year ended December 31, 2013, our officers and directors complied in all respects with the reporting requirements promulgated under Section 16(a) of the Securities Exchange Act of 1934, with the exception of Mr. Lehman, who filed two form 4s late.

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PROPOSAL III - RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the board of directors of Wayne Savings has appointed BKD LLP, independent registered public accounting firm, to perform the audit of our financial statements for the year ended December 31, 2014, and further directed that the selection of independent registered public accounting firm be submitted for ratification by the stockholders at the annual meeting.

We have been advised by BKD LLP that neither that firm nor any of its associates has any relationship with Wayne Savings or its subsidiaries other than the usual relationship that exists between independent registered public accounting firms and clients. BKD LLP will have one or more representatives at the annual meeting who will have an opportunity to make a statement, if they so desire, and will be available to respond to appropriate questions.

In determining whether to appoint BKD LLP as our independent registered public accounting firm, our audit committee considered whether the provision of services, other than auditing services, by BKD LLP is compatible with maintaining the firm’s independence. In addition to performing auditing services as well as reviewing Wayne Savings' public filings, our independent registered public accounting firm performed tax-related services, including the completion of Wayne Savings' corporate tax returns, for the year ended December 31, 2013. The audit committee believes that BKD LLP's performance of these other services is compatible with maintaining the firm’s independence.

Audit Fees

The following table sets forth the aggregate fees paid by us to BKD LLP for professional services rendered in connection with the audit of our consolidated financial statements for the years ended December 31, 2013 and December 31, 2012, as well as the fees paid by us to BKD LLP for audit-related services, tax services and all other services rendered by BKD LLP to us during the years ended December 31, 2013 and December 31, 2012.

	Year Ended December 31,	Year Ended December 31,
	2013	2012
Audit fees (1)	$118,150	$144,483
Audit-related fees (2)	0	550
Tax fees (3)	12,100	12,400
Other fees	3,500	0
Total	$133,750	$157,433

_____________________

(1)	Audit fees consist of fees incurred in connection with the audit of our annual financial statements, the review of the interim financial statements included in our quarterly reports filed with the SEC and, for the period ended December 31, 2012, audits of certain employee benefit plans, as well as work generally only the independent registered public accounting firm can reasonably be expected to provide, such as statutory audits, consents and assistance with and review of documents filed with the SEC.

(2)	Audit-related fees for the twelve month period ended December 31, 2012 consisted of fees related to the review of a low income housing tax credit project.

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(3)	Tax fees consist primarily of fees paid in connection with preparing federal and state income tax returns and other tax-related services.

(4)	Other fees consist of a fee for a consent letter related to the audit of the Bank’s 401(k) Plan for the plan year ended December 31, 2011.

As provided in its charter, the audit committee selects our independent registered public accounting firm and pre-approves all audit services to be provided by the independent registered public accounting firm to Wayne Savings. The audit committee also reviews and pre-approves all audit-related and non-audit related services rendered by our independent registered public accounting firm in accordance with the audit committee's Pre-Approval Policy. In its review of these services and related fees and terms, the audit committee considers, among other things, the possible effect of the performance of such services on the independence of our independent registered public accounting firm. The audit committee pre-approves certain audit-related services and certain non-audit related tax services which are specifically described by the audit committee on an annual basis and separately approves other individual engagements as necessary.

Each new engagement of BKD LLP was approved in advance by the audit committee, and none of those engagements made use of the de minimis exception to pre-approval contained in the SEC rules.

The Board of Directors recommends that you vote FOR the ratification of the appointment of BKD LLP as our independent registered public accounting firm for the year ending December 31, 2014.

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STOCKHOLDER PROPOSALS, NOMINATIONS AND COMMUNICATIONS WITH THE BOARD OF DIRECTORS

Stockholder Proposals. Any proposal which a stockholder wishes to have included in the proxy materials of Wayne Savings relating to the next annual meeting of stockholders, which is currently expected to be held in May 2015, must be received at the principal executive offices of Wayne Savings Bancshares, Inc., 151 North Market Street, Wooster, Ohio 44691, no later than Monday, December 22, 2014, which in accordance with Rule 14a-8 under the Securities Exchange Act of 1934, as amended, is 120 days prior to the anniversary date of the planned mailing of this proxy statement. If such proposal is in compliance with all of the requirements of Rule 14a-8, it will be included in the proxy statement and set forth on the form of proxy issued for such annual meeting of stockholders. It is urged that any such proposals be sent certified mail, return receipt requested.

Stockholder proposals which are not submitted for inclusion in Wayne Savings' proxy materials pursuant to Rule 14a-8 may be brought before an annual meeting pursuant to Article I, Section 6(b) of our Bylaws. Notice of the proposal must also be given in writing and delivered to, or mailed and received at, our principal executive offices by Wednesday, January 21, 2015, which is 90 days prior to the anniversary date of the planned mailing of this proxy statement. The notice must include the information required by Article I, Section 6(b) of our Bylaws.

Stockholder Nominations. Our Bylaws provide that, subject to the rights of the holders of any class or series of stock having a preference over the common stock as to dividends or upon liquidation, all nominations for election to the board of directors, other than those made by the board or the nominating committee thereof, shall be made by a stockholder who has complied with the notice provisions in Article I, section 6(c) of our Bylaws. Written notice of a stockholder nomination generally must be communicated to the attention of the Corporate Secretary and either delivered to, or mailed and received at, our principal executive offices not later than, with respect to an annual meeting of stockholders, 90 days prior to the anniversary date of the mailing of proxy materials by us in connection with the immediately preceding annual meeting of stockholders. For our annual meeting in 2015, this notice must be received by Wednesday, January 21, 2015. Each written notice of a stockholder nomination is required to set forth certain information specified in Article I, section 6(c) of our Bylaws. We did not receive any stockholder nominations with respect to this annual meeting.

Other Stockholder Communications. Our board of directors has adopted a formal process by which stockholders may communicate with the board. Stockholders who wish to communicate with our board of directors may do so by sending written communications addressed to the Board of Directors of Wayne Savings Bancshares, Inc. c/o Corporate Secretary, 151 North Market Street, Wooster, Ohio 44691.

ANNUAL REPORTS

Upon receipt of a written request we will furnish without charge to any stockholder a copy of the exhibits to the Annual Report on Form 10-K. Such written requests should be directed to H. Stewart Fitz Gibbon III, Corporate Secretary, Wayne Savings Bancshares, Inc., 151 North Market Street, Wooster, Ohio 44691.

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OTHER MATTERS

Management is not aware of any business to come before the annual meeting other than the matters described above in this Proxy Statement. However, if any other matters should properly come before the meeting, it is intended that the proxies solicited hereby will be voted with respect to those other matters in accordance with the judgment of the persons voting the proxies.

The cost of the solicitation of proxies will be borne by Wayne Savings. Wayne Savings will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending the proxy materials to the beneficial owners of our common stock. In addition to solicitations by mail, directors, officers and employees of Wayne Savings may solicit proxies personally or by telephone without additional compensation.

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 REVOCABLE PROXY WAYNE SAVINGS BANCSHARES, INC.ANNUAL MEETING OF STOCKHOLDERS MAY 22, 2014THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS. The undersigned hereby appoints the full board of directors, with full powers of substitution to act as proxies for the undersigned to vote all shares of common stock of Wayne Savings Bancshares, Inc. which the undersigned is entitled to vote, as designated below, at the Annual Meeting of Stockholders (the “Meeting”) to be held at the Greenbriar Conference Centre, 50 Riffel Road, Wooster, Ohio, at 10:00 a.m. (local time) on May 22, 2014. Mark here if you plan to attend the meeting. Mark here for address change.IMPORTANT ANNUAL MEETING INFORMATION IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON MAY 22, 2014 THE PROXY STATEMENT AND THE ANNUAL REPORT TO STOCKHOLDERS ON FORM 10K ARE AVAILABLE AT: http://www.cfpproxy.com/5542FOLD HERE – PLEASE DO NOT DETACH – PLEASE ACT PROMPTLY PLEASE COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPERPLEASE MARK VOTES AS IN THIS EXAMPLEWith For All For hold Except 1. The election as directors of all nominees listed (except as marked to the contrary)For three year term expiring in 2017: Daniel R. Buehler and Debra A. MartheyINSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below. For Against Abstain 2. Advisory vote on executive compensation of our named executive officers. For Against Abstain 3. The ratification of the appointment of BKD LLP as indpendent registered public accounting firm for the fiscal period ending December 31, 2014.THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”EACH OF THE LISTED PROPOSALS.THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” EACH DIRECTOR NOMINEE AND “FOR” PROPOSALS 2, AND 3. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. The above signed acknowledges receipt from Wayne Savings Bancshares, Inc. prior to the execution of this proxy of Notice of the Meeting, a proxy statement dated April 21, 2014 and an annual report (containing audited financial statements). P ea e be e da e a d g Da e h ca d he b be . ab C -h de abSg e (fa )ge

 ," YOUR VOTE IS IMPORTANT! PROXY VOTING INSTRUCTIONSStockholders of record have two ways to vote: 1. By Internet; or2. By Mail.To Vote by Internet: Go to https://www.rtcoproxy.com/wayn prior to 3 a.m., May 22, 2014. Please note that the last vote received from a stockholder, whether by Internet or by mail, will be the vote counted. Mark here if you plan to attend the meeting. Mark here for address change.Annual Meeting Materials are available at: http://www.cfpproxy.com/5542 WithFor All For hold Except 1. The election as directors of all nominees listed (except as marked to the contrary) For three year term expiring in 2017: Daniel R. Buehler and Debra A. Marthey INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below. For Against Abstain 2. Advisory vote on executive compensation of our named executive officers. For Against Abstain 3. The ratification of the appointment of BKD LLP as indpendent registered public accounting firm for the fiscal period ending December 31, 2014.THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”EACH OF THE LISTED PROPOSALS. The above signed acknowledges receipt from Wayne Savings Bancshares, Inc. prior to the execution of this proxy of Notice of the Meeting, a proxy statement dated April 21, 2014 and an annual report (containing audited financial statements). . D C -() Please sign exactly as your name appears on this card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder may sign but only one signature is required.WAYNE SAVINGS BANCSHARES, INC. — ANNUAL MEETING, MAY 22, 2014YOUR VOTE IS IMPORTANT!Annual Meeting Materials are available on-line at: http://www.cfpproxy.com/5542 You can vote in one of two ways: 1. H https://www.rtcoproxy.com/wayn . op 2. M, . PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS(Continued, and to be marked, dated and signed, on the other side) REVOCABLE PROXY WAYNE SAVINGS BANCSHARES, INC.ANNUAL MEETING OF STOCKHOLDERS MAY 22, 201410:00 a.m. (local time) THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS , B ,H . , ,AI (M) GC C ,50 , ,O , 10:00 . .( ) I 22,2014. ,! ,! 2! " ! .! "PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

 401(k) VOTING INSTRUCTION BALLOT WAYNE SAVINGS BANCSHARES, INCYOUR VOTE IS IMPORTANT! 401(k) VOTING INSTRUCTIONS Stockholders of record have two ways to vote: 1. By Internet; or2. By Mail.To Vote by Internet: Go to https://www.rtcoproxy.com/wayn prior to 3 a.m., May 22, 2014. Please note that the last vote received from a stockholder, whether by Internet or by mail, will be the vote counted. Mark here if you plan to attend the meeting. Mark here for address change.Annual Meeting Materials are available at: http://www.cfpproxy.com/5542 FOLD HERE IF YOU ARE VOTING BY MAIL PLEASE DO NOT DETACH PLEASE MARK VOTES AS IN THIS EXAMPLEWithFor All For Against Abstain For hold Except 2. Advisory vote on executive compensation of our named 1. The election as directors of all nominees listed (except executive officers. as marked to the contrary) For Against Abstain 3. The ratification of the appointment of BKD LLP as For three year term expiring in 2017: indpendent registered public accounting firm for the fiscal period ending December 31, 2014. Daniel R. Buehler and Debra A. Marthey INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For 4. In its discretion, the Trustee is authorized to vote upon such other business as All Except” and write that nominee’s name in the space provided below. may properly come before the meeting. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE BOARD’S NOMINEES FOR DIRECTOR, FOR THE ADVISORY VOTE ON EXECUTIVE COMPENSATION AND FOR THE RATIFICATION OF BKD LLP.WAYNE SAVINGS BANCSHARES, INC. — ANNUAL MEETING, MAY 22, 2014YOUR VOTE IS IMPORTANT! Annual Meeting Materials are available on-line at: http://www.cfpproxy.com/5542 12 You can vote in one of two ways: Via the Internet at https://www.rtcoproxy.com/wayn and follow the instructions-op Mark, sign and date your proxy card and return it promptly in the enclosed envelope-PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS(Continued, and to be marked, dated and signed, on the other side) 401(k) VOTING INSTRUCTION BALLOT WAYNE SAVINGS BANCSHARES, INC.ANNUAL MEETING OF STOCKHOLDERS MAY 22, 2014 10:00 a.m. (local time)THIS 401(K) VOTING INSTRUCTION BALLOT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned hereby instructs the Trustee of the 401(k) Retirement Plan of Wayne Savings Community Bank to vote, as designated below, all the shares of common stock of Wayne Savings Bancshares, Inc-allocated to my 401(k) Plan account as of April 2, 2014, at the Annual Meeting of Stockholders to be held at the Greenbriar Conference Centre located at 50 Riffel Road, Wooster, Ohio, on Thursday, May 22, 2014, at 10:00 a-m-, local time, or at any adjournment thereof- THE SHARES REPRESENTED BY THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED “FOR” EACH DIRECTOR NOMINEE AND “FOR” PROPOSALS 2 AND 3-IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THE NAMED PROXIES AT THE DIRECTION OF A MAJORITY OF THE BOARD OF DIRECTORS-AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS VOTING INSTRUCTION BALLOT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

," YOUR VOTE IS IMPORTANT! ESOP VOTING INSTRUCTIONSStockholders of record have two ways to vote: 1. By Internet; or2. By Mail.To Vote by Internet: Go to https://www.rtcoproxy.com/wayn prior to 3 a.m., May 22, 2014. Please note that the last vote received from a stockholder, whether by Internet or by mail, will be the vote counted. Mark here if you plan to attend the meeting. Mark here for address change.Annual Meeting Materials are available at: http://www.cfpproxy.com/5542 QWith For All For hold Except 1. The election as directors of all nominees listed (except as marked to the contrary)For three year term expiring in 2017: Daniel R. Buehler and Debra A. Marthey INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below. For Against Abstain 2. Advisory vote on executive compensation of our named executive officers. For Against Abstain 3. The ratification of the appointment of BKD LLP as indpendent registered public accounting firm for the fiscal period ending December 31, 2014.4. In its discretion, the Trustee is authorized to vote upon such other business as may properly come before the meeting. THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR THE BOARD’S NOMINEES FOR DIRECTOR, FOR THE ADVISORY VOTE ON EXECUTIVE COMPENSATION AND FOR THE RATIFICATION OF BKD LLP. PleasV bV surV t` datV anU sig_ thic carU i_ thV boh below" atVWAYNE SAVINGS BANCSHARES, INC. — ANNUAL MEETING, MAY 22, 2014YOUR VOTE IS IMPORTANT! Annual Meeting Materials are available on-line at: http://www.cfpproxy.com/5542 1" " You can vote in one of two ways: ViR thV nterned ad https://www.rtcoproxy.com/wayn anU follog thV instructions" op Mark! sig_ anU datV youb proxi carU anU retur_ id promptli i_ thV encloseU envelope"PLEASE SEE REVERSE SIDE FOR VOTING INSTRUCTIONS(Continued, and to be marked, dated and signed, on the other side) ESOP VOTING INSTRUCTION BALLOT WAYNE SAVINGS BANCSHARES, INC. ANNUAL MEETING OF STOCKHOLDERS MAY 22, 2014 10:00 a.m. (local time) THIS ESOP VOTING INSTRUCTION BALLOT IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS ThV undersigneU herebi instructc thV Trusteec oW thV mployeV Stoc\ Ownershia Pla_ oW WaynV Savingc ommuniti an\ t` vote! ac designateU below! al] thV sharec oW commo_ stoc\ oW WaynV Savingc ancshares! nc" allocateU t` mi SOK accound ac oW pri] ! 01 ad thV nnua] MeetinX oW Stockholderc t` bV helU ad thV reenbriab onferencV entrV locateU ad thereof" 0 Riffe] Road! Wooster! Ohio! o_ Thursday! Mai ! 01 ad 10 00 a.m.! loca] time! ob ad ani adjournmend ! 2 " ! ! ! ! "PLEASE PROVIDE YOUR INSTRUCTIONS TO VOTE BY THE INTERNET OR COMPLETE, DATE, SIGN, AND MAIL THIS VOTING INSTRUCTION BALLOT PROMPTLY IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

April 21, 2014

To:	Participants in Wayne Savings Community Bank's 401(k) Retirement Plan and/or Employee Stock Ownership Plan

Re:	Instructions for voting shares of Wayne Savings Bancshares, Inc.

As described in the enclosed materials, proxies are being solicited in connection with the proposals to be considered at the upcoming Annual Meeting of Stockholders of Wayne Savings Bancshares, Inc. to be held on May 22, 2014. We hope you will take advantage of the opportunity to direct the manner in which shares of common stock of Wayne Savings Bancshares allocated to your accounts in the 401(k) Plan and/or ESOP will be voted. You may receive one or two Voting Instruction Ballots depending on whether you have accounts in both the ESOP and 401(k) Plan.

Enclosed with this letter is the Proxy Statement, which describes the matters to be voted upon, the Annual Report to Stockholders and Voting Instruction Ballot(s). After you have reviewed the Proxy Statement, we urge you to vote your allocated shares held in the 401(k) Plan and/or ESOP by marking, dating, signing and returning the enclosed Voting Instruction Ballot(s) in the envelope provided. Registrar and Transfer Company will tabulate the votes for the purpose of having those shares voted by the Trustees. In order to be effective, your Voting Instruction Ballot(s) must be received by Registrar and Transfer Company no later than May 16, 2014.

We urge each of you to vote, as a means of participating in the governance of the affairs of Wayne Savings Bancshares. If your voting instructions are not received, the shares allocated to your 401(k) Plan and/or ESOP accounts will generally not be voted. While I hope that you will vote in the manner recommended by the board of directors, the most important thing is that you vote in whatever manner you deem appropriate. Please take a moment to do so.

Please note that the enclosed material relates only to those shares which have been allocated to you in your account(s) under the 401(k) Plan and/or ESOP. If you also own shares of Wayne Savings Bancshares common stock outside of the 401(k) Plan and/or ESOP, you should receive other voting material for those shares owned by you individually. Please return all your voting material so that all your shares may be voted.

Sincerely,

Rod C. Steiger
President and Chief Executive Officer

HOME OFFICE: 151 NORTH MARKET STREET • WOOSTER, OHIO 44691 • (330) 264-5767